Exhibit 24.1
                          AMCAST INDUSTRIAL CORPORATION

                            LIMITED POWER OF ATTORNEY

             WHEREAS, Amcast Industrial Corporation, an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 covering 150,000 of its common shares, without par value, that may be issued under the Company's Amended and Restated 1999 Director Stock Incentive Plan (the "Registration Statement") and (ii) a Registration Statement on Form S-8 covering 425,000 of its common shares, without par value, that may be issued under the Company's 1999 Stock Incentive Plan.

             NOW THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints John H. Shuey and Denis G. Daly and each of them to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendments thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 25th day of August, 1999.

        /s/ James K. Baker                           /s/ Leo W. Ladehoff
        ----------------------                           -------------------
            James K. Baker                               Leo W. Ladehoff


        /s/ Walter E. Blankley                       /s/ Earl T. O'Loughlin
        ----------------------                       -----------------------
            Walter E. Blankley                           Earl T. O'Loughlin


        /s/ Peter H. Forster                         /s/ William G. Roth
        ----------------------                       -----------------------
            Peter H. Forster                             William G. Roth


        /s/ R. William Van Sant
        ----------------------
            R. William Van Sant